CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD : November 1998

Beginning of the Month Principal Receivables :                                                            10,967,640,565.93
                                                                                                         ------------------
Beginning of the Month Finance Charge Receivables :                                                          350,534,074.07
                                                                                                         ------------------
Beginning of the Month Discounted Receivables :                                                                        0.00
                                                                                                         ------------------
Beginning of the Month Total Receivables :                                                                11,318,174,640.00
                                                                                                         ------------------

Removed Principal Receivables :                                                                                        0.00
                                                                                                         ------------------
Removed Finance Charge Receivables :                                                                                   0.00
                                                                                                         ------------------
Removed Total Receivables :                                                                                            0.00
                                                                                                         ------------------

Additional Principal Receivables :                                                                           789,603,110.33
                                                                                                         ------------------
Additional Finance Charge Receivables :                                                                       33,664,879.89
                                                                                                         ------------------
Additional Total Receivables :                                                                               823,267,990.22
                                                                                                         ------------------

Discounted Receivables Generated this Period                                                                           0.00
                                                                                                         ------------------

End of the Month Principal Receivables :                                                                  10,688,348,560.20
                                                                                                         ------------------
End of the Month Finance Charge Receivables :                                                                331,589,408.27
                                                                                                         ------------------
End of the Month Discounted Receivables :                                                                              0.00
                                                                                                         ------------------
End of the Month Total Receivables :                                                                      11,019,937,968.47
                                                                                                         ------------------

Excess Funding Account Balance                                                                                         0.00
                                                                                                         ------------------
Adjusted Invested Amount of all Master Trust Series                                                        9,945,313,226.26
                                                                                                         ------------------

End of the Month Seller Percentage                                                                                    6.95%
                                                                                                         ------------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD : November 1998                                                     ACCOUNTS                 RECEIVABLES
                                                                                   --------                 -----------
End of the Month Delinquencies :
    30 - 59 Days Delinquent                                                             139,952              191,525,958.98
                                                                               -----------------         ------------------
    60 - 89 Days Delinquent                                                              86,212              126,576,180.79
                                                                               -----------------         ------------------
    90 + Days Delinquent                                                                164,830              248,485,306.83
                                                                               -----------------         ------------------

    Total 30 + Days Delinquent                                                          390,994              566,587,446.60
                                                                               -----------------         ------------------

    Delinquencies 30 + Days as a Percent of End of the Month Total Receivables                                        5.14%
                                                                                                         ------------------

Defaulted Accounts During the Month                                                      54,075               59,828,202.55
                                                                               -----------------         ------------------

Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables                                  6.55%
                                                                                                         ------------------

Total Collections and Gross Payment Rate                                        1,286,949,067.49                     11.37%
                                                                               -----------------         ------------------

Collections of Principal Receivables and Principal Payment Rate                 1,085,255,346.88                      9.90%
                                                                               -----------------         ------------------

    Prior Month Billed Finance Charge and Fees                                    169,049,733.48
                                                                               -----------------
    Amortized AMF Income                                                           11,489,865.77
                                                                               -----------------
    Interchange Collected                                                           9,894,445.73
                                                                               -----------------
    Recoveries of Charged Off Accounts                                             12,709,520.31
                                                                               -----------------
    Collections of Discounted Receivables                                                   0.00
                                                                               -----------------

Collections of Finance Charge Receivables and Annualized Yield                    203,143,565.29                     22.23%
                                                                               -----------------         ------------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD : November 1998

Beginning Unamortized AMF Balance                                                                             60,546,680.78
                                                                                                         ------------------
  + AMF Slug for Added Accounts                                                     6,064,574.57
                                                                               -----------------
  + AMF Collections                                                                10,040,021.09
                                                                               -----------------
  - Amortized AMF Income                                                           11,489,865.77
                                                                               -----------------
Ending Unamortized AMF Balance                                                                                65,161,410.67
                                                                                                         ------------------

CAPITAL ONE MASTER TRUST (DISCOUNTED RECEIVABLES)
MONTHLY PERIOD : November 1998

Gross Principal Payment Rate                                                               9.90%
                                                                               -----------------

May 17, 1994   3% Discount of Addition                                                                        50,184,973.92
                                                                                                         ------------------
    Total Discounted Receivables Collections as of Beginning of Month              50,184,973.92
                                                                               -----------------
    Collections of Discounted Receivables Current Month                                     0.00
                                                                               -----------------
Discounted Receivables to be Collected                                                                                 0.00
                                                                                                         ------------------


                                              /s/ Douglas C.H. Adamson
                                              ---------------------------
                                              Douglas C.H. Adamson
                                              Securitization Manager



                                                                    Page 8 of 43